EXHIBIT 32.1

                  Certification of Principal Executive Officer
                          Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)


I, Adam Anthony, Chief Executive Officer, and Principal Accounting Officer, of Aftermarket Enterprises, Inc. (the "Registrant") do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period June 30, 2010 of the Registrant, as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

 (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
 (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: August 14, 2010   By: /s/ Adam Anthony
                             ------------------------------------------------
                             Adam Anthony
                             Chief Executive Officer and Principal Accounting Officer

 * A signed original of this written statement required by Section 906 has been provided to Aftermarket Enterprises, Inc. and will be retained by Aftermarket Enterprises, Inc. and furnished to the Securities Exchange Commission or its staff upon request.


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